PROXY

EPRISE CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON               , 2001

(SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)

The undersigned hereby appoints each of Joseph A. Forgione and Milton A. Alpern as proxy, with power of substitution to each, to vote all shares of Eprise Corporation Common Stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Eprise Corporation to be held on            , 2001, or any adjournment thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

EPRISE CORPORATION
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

FOLLOW THESE FOUR EASY STEPS:

1.
READ THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2.
CALL THE TOLL-FREE NUMBER
1-877-PRX-VOTE (1-877-779-8683).

3.
ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.
FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1.
READ THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2.
GO TO THE WEBSITE http://www.eproxyvote.com/eprs

3.
ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.
FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/eprs anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

[X] PLEASE MARK
VOTE AS IN
THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.
To adopt and approve the Agreement and Plan of Merger, dated September 17, 2001, by and among divine, inc., DI2 Acquisition Company, a wholly-owned subsidiary of divine, inc., and Eprise Corporation, and the merger of DI2 Acquisition Company into Eprise Corporation.
[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEM 1 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	[ ]	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, administrator, trustee or guardian, give full name and title as such.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature:	Date:
Signature:	Date: